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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                     Date of Report (Date of earliest Event
                            Reported): June 29, 2006

                        Alternative Loan Trust 2006-24CB
                        --------------------------------
                       (Exact name of the issuing entity)
           Commission File Number of the issuing entity: 333-131630-34

                                   CWALT, Inc.
                                   -----------
            (Exact name of the depositor as specified in its charter)
              Commission File Number of the depositor: 333-131630

                           Countrywide Home Loans Inc.
                           ---------------------------
             (Exact name of the sponsor as specified in its charter)


                Delaware                               87-0698307
                --------                               ----------
      (State or Other Jurisdiction                  (I.R.S. Employer
   of Incorporation of the depositor)     Identification No. of the depositor)

4500 Park Granada
Calabasas, California                                                 91302
---------------------                                               ---------
(Address of Principal                                               (Zip Code)
 Executive Offices of the depositor)

The depositor's telephone number, including area code (818) 225-3000
                                                      --------------

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[  ]     Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act
         (17 CFR 240.14a-12(b))

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))
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Item 8.01.    Other Events.
---------     ------------

         The loan level data tape attached hereto as Exhibit 99.1 describes characteristics of the mortgage loans as of the related Cut-off Date.

Item 9.01.  Financial Statements and Exhibits.
----------  ----------------------------------

(a) Not applicable.

(b) Not applicable.

(c) Exhibits:

         Exhibit No.       Description
         -----------       -----------


         99.1              Characteristics of mortgage loans

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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  CWALT, INC.




                                                  By: /s/ Darren Bigby
                                                      ----------------
                                                  Name: Darren Bigby
                                                  Title: Vice President


Dated: July 14, 2006

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                                  Exhibit Index
                                  -------------



Exhibit No.           Description
-----------           -----------

99.1                  Characteristics of mortgage loans